SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                February 11, 2006

                          ELITE FLIGHT SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     001-31231               26-0003788
          --------                     ---------               ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

    710 Third Street, Suite 200, Roanoke, Virginia                24061
    ----------------------------------------------                -----
       (Address of principal executive offices)                 (Zip code)

                    (540) 345-3358
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  Registrant's telephone number, including area code:

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreements.

      On February 11, 2006, Elite Flight Solutions, Inc., a Delaware corporation ("Elite") and Corporate Strategies, Inc., a Delaware corporation ("CSI") entered into that certain Securities Purchase Agreement effective as of December 31, 2005 (the "SPA") pursuant to which Elite purchased from CSI (a) 1,000 shares of the issued and outstanding Class A common stock of AIM American Mortgage, Inc., a Texas corporation ("AIM"), representing approximately eighty-five percent (85%) of the issued and outstanding common stock of AIM, and (b) 554.57262 shares of Series A Preferred stock of AIM, representing one hundred percent (100%) of the issued and outstanding preferred stock of AIM. Elite purchased the shares of AIM Class A common stock and Series A Preferred stock referenced above in consideration of the issuance to CSI of a secured convertible debenture in the principal amount of $500,000. The secured convertible debenture is due and payable on December 31, 2010 and accrues interest at 12% per year. The holder may convert the secured convertible debenture, at its option, at a price per share equal to the lower of (i) $0.0004 or (ii) eighty percent (80%) of lowest closing bid price for forty-five (45) trading days immediately preceeding the date of conversion. The secured convertible debenture is secured by substantially all of the assets of Elite. In addition, at closing, Elite deposited $50,000 into the operating account of AIM to serve as working capital. Further, Elite agreed to register the shares of Elite Class A common stock underlying the secured convertible debenture, and Elite entered into a Joinder Agreement dated as of December 31, 2005 pursuant to which Elite agreed to become a party to that certain AIM Buy-Sell Agreement.

Item 3.02. Unregistered Sale of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable
      (b)   Not applicable
      (c)   Exhibit No. Description:

Exhibit        Description                                                            Location

Exhibit 10.1   Securities  Purchase  Agreement dated as of February 11, 2006, which   Provided herewith
               is effective as of December  31,  2005,  by and between  Elite Fight
               Solutions, Inc. and Corporate Strategies, Inc.

Exhibit 10.2   Registration  Rights  Agreement dated as of February 11, 2006, which   Provided herewith
               is  effective  as of December  31, 2005 by and between  Elite Flight
               Solutions, Inc. and Corporate Strategies, Inc.

Exhibit 10.3   Secured  Convertible  Debenture dated as of February 11, 2006, which   Provided herewith
               is effective as of December 31, 2005, issued to Corporate Strategies,
               Inc.

Exhibit 10.4   Security   Agreement  dated  as  of  February  11,  2006,  which  is   Provided herewith
               effective as of December 31, 2005,  between Elite Flight  Solutions,
               Inc. and Corporate Strategies, Inc.

Exhibit 10.5   Joinder  Agreement dated as of February 11, 2006, which is effective   Provided herewith
               as of December 31, 2005 by Elite Flight Solutions, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 23, 2006                           ELITE FLIGHT SOLUTIONS, INC.


                                                  By:    /s/ Bruce Edwards
                                                         -----------------
                                                  Name:  Bruce Edwards
                                                  Title: Chief Executive Officer


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